                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   April 29, 1994
                                                   ----------------



                             Ameritech Corporation
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                 (State or other jurisdiction of incorporation)



          1-8612                                            36-3251481
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(Commission File Number)                      (IRS Employer Identification No.)



  30 South Wacker Drive, Chicago, Illinois                       60606
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (312) 750-5000
                                                   --------------

     The purpose of this Current Report on Form 8-K is to file conformed copies of an Underwriting Agreement (attached hereto as Exhibit 1-a) and a Pricing Agreement (attached hereto as Exhibit 1-b) executed in connection with a proposed offering of notes by Ameritech Capital Funding Corporation, a wholly-owned subsidiary of the Registrant ("Capital Funding"), to be issued pursuant to the Registration Statements on Form S-3 (File Nos. 33-32705 and 33-36790) filed by the Company and Ameritech with the Commission under the Act on December 21, 1989 and September 12, 1990, respectively (the "Registration Statements"), together with a form of the Officers' Certificate (attached hereto as Exhibit 4-a) and notes (attached hereto as Exhibit 4-b), for incorporation into the Registration Statements.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c) Exhibits.

   Number                               Description
   ------                               -----------
    1-a                                 Conformed copy of executed
                                        Underwriting Agreement dated April
                                        25, 1994 among Capital Funding, the
                                        Registrant and Goldman, Sachs & Co.,
                                        as Representatives (the
                                        "Representatives") of the several
                                        Underwriters named in the Pricing
                                        Agreement.

    1-b                                 Conformed copy of executed Pricing
                                        Agreement dated April 25, 1994 among
                                        Capital Funding, the Registrant and
                                        the Representatives.

    4-a                                 Form of Officers' Certificate to be
                                        delivered establishing Capital
                                        Funding's Floating Rate Notes due May
                                        2, 1997.

    4-b                                 Form of Floating Rate Notes due May
                                        2, 1997.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 29, 1994               AMERITECH CORPORATION



                                    By:   /s/ Richard W. Pehlke
                                       ------------------------

                                    Title:Vice President & Treasurer
                                          --------------------------

                                 EXHIBIT INDEX


                                                       Page Number
                                                           In
Number    Description                                  This Report
- ------    -----------                                  -----------
1-a       Conformed copy of executed Underwriting
          Agreement dated April 25, 1994 among
          Capital Funding, the Registrant and
          Goldman, Sachs & Co., as Representatives
          (the "Representatives") of the several
          Underwriters named in the Pricing
          Agreement.

1-b       Conformed copy of executed Pricing
          Agreement dated April 25, 1994 among
          Capital Funding, the Registrant and the
          Representatives.

4-a       Form of Officer's Certificate to be
          delivered establishing Capital Funding's
          Floating Rate Notes due May 2, 1997.

4-b       Form of Floating Rate Notes due May 2,
          1997 of Capital Funding.
